                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2003
                                                        ------------------



                              Escalon Medical Corp.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



  Pennsylvania                      0-20127                       33-0272839
-----------------          -------------------------         -------------------
(State or other            (Commission file number )         (IRS employer
jurisdiction of                                              identification no.)
incorporation)


        351 East Conestoga Road,
          Wayne, Pennsylvania                                       19087
  -----------------------------------                             ---------
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (215) 688-6830
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

            (c)   Exhibits.

            The following exhibit is filed herewith:

            Exhibit No.             Description
            -----------             -----------
               99.1           Press release issued by Escalon Medical Corp.
                              (the "Company") dated September 26, 2003

Item 12. Results of Operations and Financial Condition.

      On September 26, 2003, the Company issued a press release regarding the Company's financial results for its fourth quarter and year ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESCALON MEDICAL CORP.



Date: September 26, 2003                 By:      /s/ Richard J. DePiano
                                            --------------------------------
                                                      Richard J. DePiano
                                                      Chairman and
                                                      Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------
    99.1          Press release dated September 26, 2003 issued by the Company.